Share-Based Compensation	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Share-Based Compensation
14	SHARE-BASED COMPENSATION
Share Incentive Plan
In December 2018, the Parent adopted the 2018 Share Incentive Plan (the “Plan”) for the granting of the Parent’s restricted shares to key employees, directors of the Group’s subsidiaries and VIEs and external consultants in exchange for their services to the Group.
Restricted Shares to directors, officers and employees
In December 2018, the Parent granted 2,790,880 restricted shares to employees, officers and directors at share prices at the range of
RMB7-10
per share. There is no service period or other conditions for the employees, officers and directors pursuant to the Plan. Such shares vested immediately on the date of grant. Meanwhile, one of the shareholders of the Parent transferred 11,955,490 restricted shares to employees, officers and directors at share prices at the range of
RMB0-7
per share. For restricted shares granted or transferred to the employees, officers and directors of the Group’s subsidiaries and VIEs, the difference between the grant-date fair value of the restricted share and purchase price is recognized as compensation expenses with corresponding credit to the equity on the grant date, representing the Parent’s equity contribution. The relevant proceeds of RMB27,149 from issuance of such restricted shares of the Parent were received by Long-Spring Education in December 2018 and were also recognized as Parent’s equity contribution.
The Group recognized share-based compensation expenses of RMB172,919, included in general and administrative expenses, for the year ended December 31, 2018 related to the restricted share award granted and transferred in December 2018.
Restricted Shares to
non-employee
consultants
In December 2018, the Parent granted 4,990 restricted shares to an external consultant at a share price of RMB10 per share. Meanwhile, one of the shareholders of the Parent transferred 713,100 restricted shares to another external consultant at share price of RMB7 per share.

The services performed by these external consultants to the Group include marketing, screening potential acquisition targets, strategic, business, operation, and financial planning services.
These granted restricted shares to these
non-employees
do not contain a performance commitment and the shares to external consultants vest immediately when counterparty complete the performance.
The Group measures the fair value of restricted shares issued in exchange for services and recognizes the related share-based compensation expenses when counterparty completes the performance. The Group recognized share-based compensation expenses of RMB4,845 relating to restricted shares issued to non-employees,
included in general and administrative expenses, for the year ended December 31, 2018.
The fair value of the restricted shares was estimated on the grant date for employees’ restricted shares or the performance completion date for non-employees’
restricted shares using income approach-discounted cash flow method with the following assumptions used.

December 3, 2018
Weight average cost of capital (“WACC”)	15%
Discount for lack of marketability (“DLOM”)	12%
Fair value of each restricted share	RMB13.80

(1)	WACC
WACC is the weighted average of the estimated rate of return required by equity and debt providers for an investment of this type. The required return rate from equity and debt holders relates to perceived risk.

(2)	DLOM
According to the restricted period in the Plan, the DLOM is calculated and applied in this exercise as at the valuation date is 12%.

(3)	Fair value of restricted share
The estimated fair value of the Parent’s restricted share was determined based on the equity value using income approach (discounted cash flow method).